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                      SEI INSTITUTIONAL INVESTMENTS TRUST

                           INTERNATIONAL EQUITY FUND

                    SUPPLEMENT DATED JANUARY 12, 2000 TO THE
                      PROSPECTUS DATED SEPTEMBER 30, 1999

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Investments Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, have appointed BlackRock International, Ltd. ("BlackRock International"), as a Sub-Adviser to the Trust's International Equity Fund (the "Fund"). In connection with the departure of Albert Morrillo from Scottish Widows Investment Management ("SWIM") and BlackRock International's hiring of Mr. Morrillo, BlackRock International replaced SWIM as a Sub-Adviser to the Fund. SWIM's contract will expire March 23, 2000, and not will be renewed. SWIM is not currently managing any Fund assets.

BlackRock International was approved as a Sub-Adviser at the Quarterly Meeting of the Board of Trustees held on December 13-14, 1999, and its appointment does not require Shareholder approval. This procedure for adding or replacing Sub-Advisers was approved by the Trust's sole initial shareholder on June 14, 1996, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating BlackRock International, the Trustees received written and oral information from SEI Investments Management Corporation ("SIMC") and BlackRock International. SIMC recommended the selection of BlackRock International and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of BlackRock International and considered information about portfolio managers, investment philosophy, strategies and process, as well as its performance track record, among other factors. In appointing BlackRock International, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by BlackRock International; (2) the distinct investment process of BlackRock International; (3) the history, reputation, qualification and background of BlackRock International's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to BlackRock International, including any benefits to be received by BlackRock International or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between SIMC (the "Adviser") and BlackRock International relating to the Fund, BlackRock International makes investment decisions for the assets of the Fund allocated to BlackRock International by SIMC, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. BlackRock International is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objectives, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other sub-advisers. Specifically, the duties to be performed under such agreement and the standard of care and termination provisions of the Agreement are similar to the other agreements. The Sub-Advisory Agreement will remain in effect until December 2001 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of BlackRock International as Sub-Adviser to the Fund, the "Sub-Advisers" Section on page 25 of the Prospectus is amended by inserting the following disclosure relating to BlackRock International under the heading "International Equity Fund":

BLACKROCK INTERNATIONAL, LTD.

BlackRock International, Ltd. ("BlackRock International"), acts as a Sub-Adviser for a portion of the assets of the International Equity Fund. BlackRock International is one of the non-U.S. investment advisory subsidiaries of BlackRock, Inc. BlackRock, Inc., through its various investment advisory subsidiaries, currently has approximately $159 billion in assets under management. The principal business address of BlackRock International is 7 Castle Steet, Edinburgh, EH2 3AM Scotland, U.K.

Albert B. Morillo, Managing Director and Senior Portfolio Manager, heads an investment committee at BlackRock International that serves as portfolio manager of the portion of the Fund's assets managed by BlackRock International. Prior to joining BlackRock International in January 2000, Mr. Morillo was the head of the European Team at Scottish Widows Investment Management.
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Listed below are the names and principal occupations of the principal executive officer and each of the directors of BlackRock International. The principal business address of the principal executive officer and each of the directors, as it relates to their position at BlackRock International, is 7 Castle Steet, Edinburgh, EH2 3AM Scotland, U.K.

                   NAME                                       TITLE

Laurence D. Fink                            Chairman and Chief Executive Officer

Robert S. Kapito                            Vice Chairman and Director

Ralph L. Schlosstein                        President Director

The Adviser will pay BlackRock International a fee based on a percentage of the average monthly market value of the assets of the Fund assigned to BlackRock International.
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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE